                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)......... May 22, 2007

                         HEALTHCARE SERVICES GROUP, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-120152            23-2018365
        ------------                    --------            ----------
(State or other jurisdiction of       (Commission          (IRS Employer
 Incorporation or organization)       File Number)     Identification Number)

        3220 Tillman Drive-suite 300, Bensalem, Pennsylvania    19020
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              (Address of principal executive offices)        (Zip code)

        Registrant's telephone number, including area code: 215-639-4274
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      (  )  Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
      (  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      (  )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
      (  )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

At the Annual Meeting of Shareholders of Healthcare Services Group, Inc. (the
"Registrant") held on May 22, 2007, the shareholders of the Registrant approved a proposal to amend the Registrant's Amended and Restated articles of
Incorporation. The amendment increases the aggregate number of shares of common stock authorized to be issued by the Registrant from 30,000,000 to 100,000,000.
The Amendment was subsequently filed in the Commonwealth of Pennsylvania. The purpose of the amendment is to provide sufficient shares for future acquisitions, benefit plans, recapitalizations and other corporate purposes. No such use other than to provide for an adequate number of shares for issuance pursuant to the Registrant's Stock Option Plans currently is planned.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits. The following exhibits are being furnished herewith:

                  3.1--Articles of Amendment filed with the Commonwealth of
                  Pennsylvania

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Healthcare Services Group, Inc.

                                         By: /s/ Richard Hudson
                                             ---------------------------
May 22, 2007                                 Name:   Richard Hudson
------------------                           Title:  Chief Financial Officer
Date                                                 and Secretary

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